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                                                                   Exhibit 10.22

                               STOCK PURCHASE AGREEMENT


    STOCK PURCHASE AGREEMENT made as of the 31st day of October, 1997, between AyurCore Inc., a Delaware corporation, whose principal offices are located at 1737 N. First Street, Suite 290, San Jose, California 95112 (the "Company"), and Michael R. Splinter and Patricia Robestoff (together, the "Purchaser").

    WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, that number of shares set forth on the signature page hereto (the "Shares") of the Company's Common Stock, $.001 par value per share (the "Common Stock"), on the terms and conditions hereinafter set forth.

    NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.  AGREEMENT OF PURCHASE AND SALE

    1.1 Subject to the terms and conditions hereinafter set forth, the Purchaser agrees to purchase the Shares from the Company and the Company agrees to issue and sell the Shares to the Purchaser.

    1.2 The purchase price for the Shares shall be $4.00 per Share and shall be paid by the tender to the Company for cancellation of all principal and accrued interest owing to the Purchaser under the Company's (i) Promissory Note, dated March 22, 1996, and (ii) Promissory Note, dated August 12, 1997 (such notes, copies of which are attached hereto as Exhibit A and Exhibit B, respectively, the "Notes") owned by the Purchaser.

    1.3 Simultaneously with the execution of this Agreement, the Purchaser is delivering the Notes to the law firm of Rubin Baum Levin Constant & Friedman to be held in escrow pending an amendment to the Company's charter (i) reclassifying the Company's Class A and Class B common stock into one class of common stock and (ii) increasing the number of authorized but unissued shares of common stock to make available a sufficient number of shares for the issuance of the Shares contemplated hereby (the "Charter Amendment"). Effectiveness of the Charter Amendment shall be deemed a condition precedent to the purchase and sale of the Shares contemplated hereby.

    1.4 The Purchaser hereby authorizes and directs the Company to deliver the Shares to be issued to the Purchaser pursuant to this Agreement to the address set forth on the signature page hereto.

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    1.5  The Purchaser understands that the Company reserves the right to reject the purchase of the Shares hereunder if any of the Purchaser's representations contained herein shall prove to be untrue.

II. REPRESENTATIONS BY THE PURCHASER

    2.1 The Purchaser recognizes that an investment in the Company is highly speculative and subject to a high degree of risk. The Purchaser understands that the Company is in need of immediate substantial additional financing in order to meet its business objectives. The Purchaser understands that if the Company is not able to obtain additional financing, the Company will not be able to conduct its operations and Purchaser will in all likelihood lose a substantial portion or all of the Purchaser's investment. The Purchaser acknowledges that the Company is in the development stage and has not conducted any significant operations to date or received any meaningful operating revenues and expects to incur operating losses for the foreseeable future. The Purchaser acknowledges that there is no assurance that the Company will ever achieve meaningful revenues or profitable operations. The Purchaser is aware of the problems, delays, expenses and difficulties encountered by an enterprise in the Company's stage of development, many of which may be beyond the Company's control. These include, but are not limited to, unanticipated problems relating to product development, testing, regulatory compliance, manufacturing costs, production and marketing problems, additional costs and expenses that may exceed current estimates and competition.

    2.2 The Purchaser acknowledges that the Purchaser must be a qualified investor, as described herein, to qualify for the purchase of the Shares, and that the Purchaser must be able to bear the economic risk of this investment.

    2.3 The Purchaser represents that the Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Shares Act of 1933, as amended (the "Act").

    2.4 The Purchaser acknowledges that the Purchaser has prior investment experience, including investment in non-listed and non-registered securities, or the Purchaser has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company to the Purchaser and to evaluate the merits and risks of such an investment on the Purchaser's behalf; that the Purchaser recognizes the highly speculative nature of this investment; and is able to bear the economic risk the Purchaser hereby assumes.

    2.5 The Purchaser represents that the Purchaser has been furnished by the Company during the course of this transaction with

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all information regarding the Company which the Purchaser had requested or desired to know; that all documents which could be reasonably provided have been made available for the Purchaser's inspection and review; that the Purchaser has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the investment, and any additional information which the Purchaser had requested; and that the Company has made no representations concerning the Company except as set forth herein.

    2.6 The Purchaser acknowledges that this transaction has not been reviewed by the Securities and Exchange Commission ("SEC") and is intended to be exempt from the registration requirements of the Act. The Purchaser represents that the Shares being purchased hereunder are being purchased for the Purchaser's own account, for investment and not for distribution or resale to others. The Purchaser agrees that the Purchaser will not sell or otherwise transfer such securities or any interest in such securities unless they are registered under the Act or unless an exemption from such registration is available. The Purchaser further agrees that notwithstanding the availability, if any, of any such exemption, the Purchaser will not sell or otherwise transfer the Shares or any interest in the Shares except in compliance with all of the provisions and conditions of Rule 144 promulgated under the Act as if such Rule were applicable.

    2.7 The Purchaser consents that the Company may, if it desires, permit the transfer of the Shares received out of the Purchaser's name only when the Purchaser's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws").

    2.8 The Purchaser agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Confidential Purchaser Questionnaire or any sale or distribution by the undersigned Purchaser in violation of any Securities Laws.

    2.9 The Purchaser consents to such restrictions on transferability and sale of the Shares as may be requested by a managing underwriter in connection with an initial public offering of the Company's equity securities (an "IPO"), which restrictions may include, by way of example, a twelve month lock-up period following consummation of an initial public offering.

    2.10 The Purchaser consents to the placement of a legend on

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any certificate or other document evidencing the Shares stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof. The Purchaser is aware that the Company will make a notation in its records with respect to the restrictions on the transferability of such securities.

III.     REPRESENTATIONS BY THE COMPANY

    3.1 The Company represents and warrants to the Purchaser that prior to the consummation of this purchase and at such date:

         (a) The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct.

         (b) The execution, delivery and performance of this Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the sale of the Shares will have been duly taken and approved.

         (c) The Shares have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

         (d) The Company has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company is in all material respects complying therewith.

         (e) The Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition or operations of the Company.

         (f) The Company is not in violation of or default under, nor will the execution and delivery of this Agreement, the issuance of the Shares and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, result in a violation of, or constitute a default under, the certificate of incorporation or by-laws, in the performance or observance of any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness to which the Company is a party or by which it or any of its properties may be bound or in violation of any material order, rule, regulations writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign. The Company represents that presently it does

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not have a sufficient number of authorized but unissued shares of common stock available for the issuance of the Shares contemplated hereby. The Company agrees to use its best efforts to cause the Charter Amendment to become effective.


IV. MISCELLANEOUS

    4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, 1737 N. First Street, Suite 290, San Jose, California, 95112, Attention: Deepa Chitre, M.D., CEO, and to the Purchaser at the address set forth on the signature page hereto. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

    4.2 This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

    4.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

    4.4 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

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    4.5  This Agreement may be executed in counterparts.  Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of the Shares as herein provided.

    4.6 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

    4.7 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

    4.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

[**********************]

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


                                    AYURCORE, INC.


                                    By:  /s/ Deepa Chitre
                                         --------------------------
                                         Deepa Chitre, M.D.,
                                         Chief Executive Officer


                                     PURCHASERS:


                                     By:  /s/ Michael R. Splinter
                                          --------------------------
                                          Michael R. Splinter


                                     By:  /s/ Patricia Robestoff
                                          --------------------------
                                          Patricia Robestoff

                                     Address:


                                     Number of Shares
                                     Being Purchased: 54,741
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                                     Total Principal and
                                     Interest Being Canceled: $218,964.37
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